Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER OF GROUP 1 AUTOMOTIVE, INC.
PURSUANT TO 18 U.S.C. § 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2010 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Earl J. Hesterberg, Chief Executive Officer of Group 1 Automotive, Inc. (the “Company”), hereby certify that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 11, 2011

/s/ Earl J. Hesterberg
Earl J. Hesterberg
Chief Executive Officer